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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

FEBRUARY 26, 2002

ABGENIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24207 (Commission File Number)	94-3248826 (I.R.S. Employer Identification Number)

6701 Kaiser Drive, Fremont, California 94555
(Address of principal executive offices) (Zip Code)

(510) 608-6500
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        On February 26, 2002, Abgenix, Inc. filed a press release, which is attached hereto as Exhibit 99.1.

        On February 27, 2002, Abgenix, Inc. filed a press release, which is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
EXHIBITS

        The following exhibits are part of this Current Report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated February 26, 2002.
99.2	Press Release dated February 27, 2002.
99.3	Risk Factors filed on February 27, 2002 by Abgenix, Inc.

ITEM 9. REGULATION FD DISCLOSURE.

        On February 27, 2002, Abgenix, Inc., a Delaware corporation, disclosed certain Risk Factors relating to its business in a Confidential Offering Circular relating to an offering of its convertible subordinated notes. The Risk Factors included therein have been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.3.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

ABGENIX, INC. (Registrant)
Date: February 27, 2002	By:	/s/ KURT W. LEUTZINGER Kurt W. Leutzinger Chief Financial Officer

EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press release filed on February 26, 2002 by Abgenix, Inc.
99.2	Press release filed on February 27, 2002 by Abgenix, Inc.
99.3	Risk Factors filed on February 27, 2002 by Abgenix, Inc.

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX